UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

     ______________________________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  June 1, 2004

     ______________________________________________________________________

                            COVENANT TRANSPORT, INC.
             (Exact name of registrant as specified in its charter)



           Nevada                     0-24960                   88-0320154
(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
     of incorporation)                                      Identification No.)



                               400 Birmingham Hwy.
                              Chattanooga, TN 37419
           (Address of principal executive office, including zip code)

                                 (423) 821-1212
                         (Registrant's telephone number,
                              including area code)

Item 1.   Changes in Control of Registrant.

          Not applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not applicable.

Item 3.   Bankruptcy or Receivership.

          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not applicable.

Item 5.   Other Events and Regulation FD Disclosure.

          Not applicable.

Item 6.   Resignations of Registrant's Directors.

          Not applicable.

Item 7.   Financial Statements and Exhibits.

          Not applicable.

Item 8.   Change in Fiscal Year.

          Not applicable.

Item 9.   Regulation FD Disclosure.

          Not applicable.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

          Not applicable.

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

     Under the Covenant Transport, Inc. Profit Sharing & 401(k) Plan (the "Plan"), SunTrust will be removed as the Plan's retirement plan provider and replaced by Diversified Investment Advisors, Inc., to be effective July 1, 2004. Covenant Transport, Inc., a Nevada corporation (the "Registrant"), formally notified its directors and executive officers, as well as the Plan participants, of this change and of the resulting blackout period by mailing written notices dated May 28, 2004. The Registrant also furnished a supplemental notice to its directors and executive officers on June 8, 2004 (together with the May 28, 2004 notice, the "Notices").

     The Notices stated that the blackout period temporarily restricts Plan participants from directing and diversifying investments in their individual accounts or otherwise acting under the Plan (i.e. no allocations, changes, exchanges, or distributions) and restricts the Registrant's directors and executive officers from directly or indirectly purchasing, selling, or otherwise acquiring or transferring any shares of the Registrant's Class A common stock, $.01 par value, listed on the Nasdaq National Market under the symbol, "CVTI." The blackout period is scheduled to commence after the close of business on June 30, 2004, and end during the week of July 25, 2004.

     If there are any questions concerning the contents of the Notices or the blackout period, one should contact the Registrant's new retirement plan provider, Diversified Investment Advisors, Inc., via telephone, toll-free, at 1-888-676-5512, or Jon Huston, Director of Human Resources, by mail, c/o Covenant Transport, Inc., 400 Birmingham Highway, Chattanooga, TN 37419, or via telephone at 1-423-822-4232. Any stockholder or other interested person may obtain, without charge, the actual beginning and ending dates of the blackout period by contacting Diversified Investment Advisors, Inc. during the blackout period and for a period of two years after the ending date of the blackout period.

     Registrant and the Plan administrator confirmed receipt of written notice on June 1, 2004, in satisfaction of the notice requirement under Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974, as amended.

Item 12.  Results of Operations and Financial Condition.

          Not applicable.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   COVENANT TRANSPORT, INC.


Date: June 8, 2004                 By: /s/ Michael W. Miller
                                      --------------------------------
                                      Michael W. Miller
                                      Executive Vice President and
                                      Chief Operating Officer